Institutional Class Shares – Ticker Symbol GCMIX
Advisor Class Shares – Ticker Symbol GCAMX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Crescent Mid Cap Macro Fund

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS

July 30, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.thecrescentfunds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVES

The investment objective of the Crescent Mid Cap Macro Fund is capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  With respect to the Advisor Class Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section “Purchasing Shares” in this prospectus and the section “Additional Purchase and Redemption Information” in the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)
	Institutional Class	Advisor Class
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	4.00%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None

	Institutional Class	Advisor Class
Redemption Fee (as a % of amount redeemed) (charged upon any redemption of shares within 60 days of the issuance of such shares)	1.00%	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Advisor Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses1	1.06%	1.06%
Acquired Fund Fees and Expenses1	0.02%	0.02%
Total Annual Fund Operating Expenses	1.83%	2.08%
Fee Waiver and/or Expense Limitation2	0.31%	0.31%
Net Annual Fund Operating Expenses	1.52%	1.77%

1. Since the Fund has not yet commenced operations, “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated expenses for the current fiscal year.

2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquired fund fees and expenses) to not more than 1.50% of the average daily net assets of the Fund through July 31, 2013.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years
Institutional	$155	$545
Advisor	$573	$997

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of net assets, plus borrowings for investment purposes, in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as “mid-cap” companies.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, exchange-traded funds (“ETFs”), convertible bonds, warrants, and shares of other investment companies satisfying the Fund’s investment criteria.  The Advisor considers a company to be a “mid cap” company if it has, at the time of purchase, a market capitalization in between $1 billion and $15 billion.

The Advisor employs an investment selection process that utilizes approximately 60% of the selection criteria on macroeconomic, market and sector criteria, and approximately 40% of the selection criteria based on company fundamental analysis.  This philosophy is based upon the belief and experience that sector and industry allocation is an important influence on individual security performance.

Based upon the Advisor’s overall view of the broad markets, a cash component of the Fund is determined.  The Fund will typically hold between 0% and 10% of the Fund in cash equivalents.

The Advisor then uses the Russell Midcap and Russell Midcap Growth Indices to establish a baseline for sector allocation of the Fund portfolio. Based upon the Advisor’s analysis and research, a relative weighting of each sector is then determined, with most sectors being either underweighted or overweighed relative to the Russell Midcap and Russell Midcap Growth Indices. Only after this target sector allocation is determined does individual stock selection become incorporated in the process.

Individual companies are selected for inclusion in the Fund portfolio based on a sector and industry peer comparisons.  Historical and prospective earnings growth and expectations are considered in addition to relative and absolute valuation.  Further considerations may include but are not limited to management experience and strength, competitive market advantage and positioning and over financial strength.

The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued as determined by the Advisor, the fundamentals of the security change, to pursue opportunities that the Advisor believes will be of greater benefit to the Fund, or to rebalance the security to the Advisor’s targeted percentage of total portfolio value for that security.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The Advisor was formed in 2001 and is registered an investment adviser with the Securities and Exchange Commission, though the company’s predecessor, Greenwood Capital Associates, Inc., was founded in 1983.  However, the Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing a registered investment company may limit its effectiveness.  The experience of the portfolio managers is discussed in “Management of the Fund – Investment Advisor.”

Investment Strategy Risk.  The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. There is no assurance that the Fund will achieve its investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of securities purchased by the Fund (Mid-cap equity securities.) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Mid Cap Companies Risk. Investing in the securities of mid cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because mid cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Mid Cap Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

New Fund Risk. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Risks Related to Investing in Other Investment Companies. The Fund’s investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio.  Shareholders in the Fund will indirectly bear fees and expenses charged by the ETFs and mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. These types of investments by the Fund could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by shareholders.

Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.

PERFORMANCE INFORMATION

Performance information will be available after a full calendar year of operations.  This information will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance.  You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund.

MANAGEMENT

Investment Advisor. The Fund’s investment advisor is Greenwood Capital Associates, LLC.

Portfolio Managers.  The Fund’s portfolio managers are Walter B. Todd, III and Michael W. Nix, CFA.  Mr. Todd serves as the Advisor’s Chief Investment Officer and has been with the firm since 2002.  Mr. Nix serves as the Advisor’s Chief Operating Officer and has been with the firm since 1998.

PURCHASE AND SALE OF FUND SHARES

You can purchase Fund shares directly from the Fund by mail or bank wire.  For Advisor Class Shares, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.  For Institutional Class Shares, the minimum initial investment is $10,000 and the minimum subsequent investment is $1,000, although the minimums may be waived or reduced in some cases. Purchase orders by mail should be sent to Crescent Mid Cap Macro Fund, Institutional Class Shares or Advisor Class Shares (please specify), c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Please call the Fund at 1-800-773-3863 to receive wire instructions for bank wire orders.  Investors who wish to purchase Fund shares through a broker-dealer should contact the broker-dealer directly.

You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to Crescent Mid Cap Macro Fund, Institutional Class Shares or Advisor Class Shares (please specify), c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI